August 24, 2000


                                THE UNIFIED FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 2000


Asset Allocation Fund

         The Board of Trustees has determined to redeem all outstanding shares of The Asset Allocation Fund. Since the Fund's inception, Unified Investment Advisers, Inc., the Fund's Adviser, has been subsidizing the Fund by reimbursing a significant portion of its expenses. Because the Fund has lagged far behind the Adviser's asset projections, the Adviser is no longer willing to subsidize the Fund.

         The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds have been invested in money market instruments of the types described under "Investment Objective -- The Taxable Money Market Fund" in the Prospectus. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Prior to September 25, 2000 you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the Prospectus; or, if you desire to ensure that the proceeds from your shares are reinvested without interruption, you may request an exchange for any other Unified Fund (see "How to Exchange Shares" in the Prospectus). Please call the Transfer Agent at 1-800-408-4682 for more information.

Management of the Funds - Select Funds

         Effective August 24, 2000, the following information replaces that which is currently provided in the prospectus on pages 26 and 27 (see "Management of the Funds") regarding the day-to-day management of the following Funds' portfolios:

         Timothy L. Ashburn is responsible for the day-to-day management of the Select Internet Fund, the Select 30 Index Fund, the Select 500 Index Fund, the Select 2000 Index Fund, the Select International Equity Index Fund, the Select REIT Index Fund, and the Select Bond Index Fund. Mr. Ashburn has been a Trustee and President of The Unified Funds since the Trust's inception. He has served as Chairman of the Board of Unified Financial Services, Inc., Unified Management Corporation, and Unified Fund Services, Inc. since 1989. Mr. Ashburn has also served of Chairman of the Board and President of Unified Investment Advisers, Inc. since 1994. He was previously responsible for the management of one of the portfolios of The Vintage Funds, the predecessor to The Unified Funds.

         The portfolio managers for the remaining funds are unchanged.

Select Internet Fund

         Effective August 24, 2000, the following information supplements that which is currently provided in the prospectus on page 10 (see "Principal Strategies -- The Select Internet Fund") regarding investment concentration of the Fund:

         The Fund will invest at least 65% of its assets in the equity securities of Internet companies. It is anticipated that the remaining 35% may be invested in other technology companies.

         The risks that apply to the Fund's investments in Internet companies (see "Principal Risks of Investing in the Fund -- The Select Internet Fund") may also apply to these technology companies.